UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

Intrusion Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-20191 (Commission File Number)	75-1911917 (IRS Employer Identification No.)

11001 E. Arapaho Road, Suite 200 Richardson, Texas (Address of Principal Executive Offices)	75081 (Zip Code)

Registrant’s telephone number, including area code: (972) 234-6400

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 5.03             Amendment to Articles of Incorporation.

On June 14, 2010, Intrusion Inc. (the “Company”) approved a restatement of the Certificate of Incorporation which integrates previously approved actions by the Board of Directors (the “Board”) and the stockholders of the Company into one document (the “Restatement”).  The Restatement only restates and integrates and does not further amend the provisions of the Certificate of Incorporation as heretofore amended and supplemented.  The Restatement is filed as an exhibit to this Current Report.

ITEM 5.07             Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 20, 2010.  Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 05, 2010, were: (1) the election of five directors to serve until the 2011 Annual Meeting of Stockholders of the Company, (2)  the amendment to the Company’s 2005 Stock Option Plan (the “Plan”) to increase by 500,000 the number of shares issuable under the Plan, and (3) the ratification of the selection of Whitley Penn LLP as the Company’s independent auditors for fiscal year 2010.

On April 2, 2010, the record date for the Annual Meeting, there were 11,704,535 shares of Common Stock issued, outstanding and entitled to vote.  Stockholders holding 11,017,928 shares were present at the meeting, in person or represented by proxy.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his earlier death, resignation or removal.  The Stockholders ratified the selection of Whitely Penn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.  The Stockholders also approved an amendment to the Plan to increase by 500,000 the number of shares of Common Stock that may be issued pursuant to awards granted under the Plan.

The table below shows the number votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the election of the five directors to serve until the 2011 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Against	Withheld	Abstentions	Broker Non- Votes
G. Ward Paxton	7,391,658		55,256
T. Joe Head	7,388,575		58,339
J. Fred Bucy, Jr.	7,384,637		62,277
James F. Gero	7,391,987		54,927
Donald M. Johnston	7,385,132		61,782

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding an amendment to the Plan to increase by 500,000 the number of shares that may be issued pursuant to awards granted under the Plan.

For	Against	Withheld	Abstentions	Broker Non- Votes
6,930,889	174,733		341,292

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the ratification of the selection of Whitely Penn LLP as the Company’s independent auditors for fiscal year 2010.

For	Against	Withheld	Abstentions	Broker Non- Votes
10,945,664	11,808		60,456

ITEM 9.01                                       Exhibits.

3.1                                 Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2010
INTRUSION INC.

	By:	/S/ MICHAEL L. PAXTON
Michael L. Paxton
Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Restated Certificate of Incorporation